UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 2023

KINGSTONE COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-01665	36-2476480
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Joys Lane Kingston, New York	12401
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code (845) 802-7900

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	KINS	NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On August 10, 2023, Kingstone Companies, Inc. (the “Company”) issued a press release (the “Earnings Press Release”) announcing its financial results for the fiscal period ended June 30, 2023.  A copy of the Earnings Press Release is furnished as Exhibit 99.1 hereto.
The information furnished with this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

  (b) and (c)    See Item 7.01 below.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On August 9, 2023, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”).  The following is a listing of the votes cast for or withheld, and the number of broker non-votes, with respect to each nominee for director and a listing of the votes cast for and against, as well as abstentions and broker non-votes, with respect to the other matters voted upon at the Annual Meeting.  The Company’s stockholders elected each of the nominees as a director, approved an amendment to the Company’s Amended and Restated 2014 Equity Participation Plan (the “2014 Plan”) to increase the number of shares of common stock authorized to be issued pursuant to the 2014 Plan from 1,400,000 to 1,900,000, ratified the selection of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, and approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

1.	Election of Board of Directors:

	Number of Shares
	For	Withheld	Broker Non-Votes
Barry B. Goldstein	4,494,674	806,282	2,244,944
Meryl S. Golden	4,816,473	484,483	2,244,944
Floyd R. Tupper	4,402,065	898,891	2,244,944
Timothy P. McFadden	4,678,957	621,999	2,244,944
William L. Yankus	4,523,687	777,269	2,244,944
Carla A. D’Andre	4,463,764	837,192	2,244,944

2. Approval of an amendment to the Company’s Amended and Restated 2014 Equity Participation Plan (the “2014 Plan”) to increase the number of shares of common stock authorized to be issued pursuant to the 2014 Plan from 1,400,000 to 1,900,000

For	6,794,290
Against	749,327
Abstentions	2,283

3. Ratification of the selection of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023:

For	6,985,964
Against	558,349
Abstentions	1,587

4. Advisory vote on the compensation of the Company’s named executive officers:

For	3,784,529
Against	1,475,775
Abstentions	40,652
Broker Non-Votes	2,244,944

On August 9, 2023, the Company issued a press release (the “Annual Meeting Press Release”) announcing the actions taken by the stockholders at the Annual Meeting.  A copy of the Annual Meeting Press Release is furnished as Exhibit 99.2 hereto.

Item 7.01	Regulation FD Disclosure.

On August 9, 2023, the Company issued a press release (the “Succession Press Release”) announcing that, effective as of October 1, 2023, Meryl Golden, the Company’s Chief Operating Officer, will succeed Barry Goldstein as the Company’s President and Chief Executive Officer and that Mr. Goldstein will continue as Chairman of the Board of Directors of the Company.  A copy of the Succession Press Release is furnished as Exhibit 99.3 hereto.

The information in the Succession Press Release is being furnished, not filed, pursuant to this Item 7.01. Accordingly, the information in the Succession Press Release will not be incorporated by reference into any registration statement filed by the Company under the Securities Act unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this Report with respect to the Succession Press Release is not intended to, and does not, constitute a determination or admission by the Company that the information in this Report with respect to the Succession Press Release is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

99.1	Press release, dated August 10, 2023, issued by Kingstone Companies, Inc.
99.2	Press release, dated August 9, 2023, issued by Kingstone Companies, Inc. (Annual Meeting of Stockholders).
99.3	Press release, dated August 9, 2023, issued by Kingstone Companies, Inc. (Succession).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGSTONE COMPANIES, INC.

Dated: August 10, 2023	By:	/s/ Jennifer L. Gravelle
Jennifer L. Gravelle
CFO